SUPPLEMENT TO THE CLASS A, CLASS B, CLASS C PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS
For
Dow Jones Target Today Fund
Dow Jones Target 2010 Fund
Dow Jones Target 2020 Fund
Dow Jones Target 2030 Fund
Dow Jones Target 2040 Fund

At a meeting held on November 6-7, 2012, the Board of Trustees of Wells Fargo Funds Trust (the "Board") unanimously approved the re-opening of Class A shares to all eligible new investors, effective at the opening of business on December 3, 2012.

All references to Class A shares of the Funds as "Closed" in the Prospectuses and Statement of Additional Information are deleted effective upon their re-opening to new investors.

November 7, 2012	TDR112/P601SP